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                                                                   EXHIBIT 10.17

                           COLLATERAL AGENT AGREEMENT

         COLLATERAL AGENT AGREEMENT, dated as of April 30, 2003, made by Terremark Worldwide Inc., a Delaware corporation (the "Borrower"), NAP of the Americas, Inc., a Florida corporation and wholly-owned subsidiary of the Borrower ("NAPA"), and The Bank of New York Trust Company of Florida, N.A., a national banking association, as Collateral Agent (the "Collateral Agent"), for the benefit of the holders from time to time (the "Secured Creditors") of the 10.0% Subordinated Secured Convertible Debentures due April 30, 2006 (the "Debentures") issued by the Borrower.

                              W I T N E S S E T H :

         WHEREAS, NAPA and the Borrower are currently indebted to Ocean Bank, a Florida banking corporation ("Senior Lender"), pursuant to that certain Amended and Restated Credit Agreement dated as of April 30, 2003 among the Borrowers and the Senior Lender.

         WHEREAS, the obligations of the Borrower to the Secured Creditors pursuant to the Debentures (the "Obligations") are secured by the grant to the Collateral Agent, on behalf of the Secured Creditors, of a lien on and security interest in all of NAPA's right, title and interest in and to its property (the "Collateral") pursuant to that certain Second Leasehold Mortgage and Security Agreement, Assignment of Leases, Rents and Fixture Filing (the "Second Mortgage"), that certain Second Assignment of Leases and Rents and Security Deposits (the "Assignment"), UCC-1 Financing Statements and other documents intended to secure the Obligations; all capitalized terms used but not defined herein shall have the meanings provided therefor in the Second Mortgage;

         NOW, THEREFORE, the Borrower, NAPA and the Collateral Agent agree as follows for the benefit of each other and for the equal and ratable benefit of the Secured Creditors:


                                    ARTICLE I
                                    THE AGENT

         1.1 APPOINTMENT. Pursuant to the Subscription Agreements dated as of the date hereof (the "Subscription Agreements") entered into by the Secured Creditors and the Borrower, the terms of which are binding upon all subsequent holders of the Debentures, the Secured Creditors have irrevocably designated the Collateral Agent to act as specified herein. Pursuant to their respective Subscription Agreements, the Secured Creditors have irrevocably authorized, and each holder of any Debenture by the acceptance of such Debenture shall be deemed to have irrevocably authorized, the Collateral Agent to take such action on their behalf under the provisions of this Agreement, and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Collateral Agent by the terms hereof and thereof and such other



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powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties hereunder by or through its officers, directors, agents, employees or affiliates and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         1.2      NATURE OF DUTIES.

                  (a) The Collateral Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Subscription Agreement relating to the purchase of the Debentures, the Second Mortgage and the Assignment. Neither the Collateral Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Collateral Agent shall be mechanical and administrative in nature; the Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

                  (b) Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral (such filing and/or recording to be the responsibility of the Borrower). The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.

                  (c) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of NAPA to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement, the Second Mortgage, the Assignment, or any other document related to the transactions contemplated hereunder, by NAPA, the Borrower or the Secured Creditors.



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                  (d) The Collateral Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

         1.3 LACK OF RELIANCE ON THE COLLATERAL AGENT. Independently and without reliance upon the Collateral Agent, each Secured Creditor and the holder of each Debenture, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the sale of the Debentures and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its subsidiaries and, except as expressly provided in this Agreement, the Collateral Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the sale of the Debentures or at any time or times thereafter. The Collateral Agent shall not be responsible to any Secured Creditor for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any Debentures or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any Debentures, or the financial condition of the Borrower or the existence or possible existence of any Default or Event of Default.

         1.4 CERTAIN RIGHTS OF THE COLLATERAL AGENT. If the Collateral Agent shall request instructions from the holders of a majority of the outstanding principal amount of the Debentures (the "Required Secured Creditors") with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Required Secured Creditors; and the Collateral Agent shall not incur liability to any Secured Creditor by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Creditors.

         No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         1.5 RELIANCE. The Collateral Agent shall be entitled to conclusively rely, and shall be fully protected in relying, upon any note, writing, opinion, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message



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signed, sent or made by any Person that the Collateral Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder and thereunder, upon advice of counsel selected by the Collateral Agent.

         The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of NAPA or the Borrower, personally or by agent or attorney at the sole cost of NAPA or the Borrower and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

         1.6 FEES; REIMBURSEMENT; INDEMNIFICATION.

                  (a) NAPA and the Borrower agree:

                           (i) to pay to the Collateral Agent from time to time such compensation as the Borrower and the Collateral Agent shall from time to time agree in writing for all services rendered by it hereunder;

                           (ii) except as otherwise expressly provided herein, to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Agreement (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

                           (iii) to indemnify each of the Collateral Agent or any predecessor Collateral Agent and their agents for, and to hold them harmless against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Collateral Agent), arising out of or in connection with the acceptance or administration of this Agreement, including the costs and expenses of defending itself against any claim (whether asserted by the Secured Creditors, NAPA, the Borrower or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section, except to the extent that such loss damage, claim, liability or expense is due to its own gross negligence or bad faith.

                  (b) To the extent the Collateral Agent is not reimbursed and indemnified by NAPA or the Borrower pursuant hereto or to the Second Mortgage, the Secured Creditors will reimburse and indemnify the Collateral Agent in proportion to the outstanding principal amount of Debentures they hold for and against any and all liabilities, obligations, losses, damages, penalties, claims (whether asserted by the Secured Creditors, NAPA, the Borrower or any other Person), actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Collateral Agent in performing its duties hereunder or in any way relating to or



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arising out of this Agreement; provided that no Secured Creditor shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct.

                  (c) The provisions of this Section 1.6 shall survive the termination of this Agreement.

         1.7 THE COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY. The Collateral Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, the Borrower or any of its Affiliates (or any Person engaged in a similar business the Borrower or any of its Affiliates) as if they were not performing the duties specified herein and may accept fees and other consideration from the Borrower or any of its Affiliates for services in connection with this Agreement and otherwise without having to account for the same to the Secured Creditor.

         1.8 SECURED CREDITORS. The Collateral Agent may deem and treat the payee of any Debenture as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Borrower and the Collateral Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Debenture shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Debenture or of any Debenture or Debentures issued in exchange therefor.

         1.9 RESIGNATION BY THE AGENT.

                  (a) The Collateral Agent may resign from the performance of all its respective functions and duties hereunder at any time by giving 15 business days' prior written notice to the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation by the Collateral Agent, the Required Secured Creditors shall appoint a successor Collateral Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                  (c) If a successor Collateral Agent shall not have been so appointed within such 15 business day period, the Collateral Agent with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Collateral Agent who shall serve as



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Collateral Agent hereunder or thereunder until such time, if any, as the
Required Secured Creditors appoint a successor Collateral Agent as provided above.

                  (d) If no successor Collateral Agent has been appointed pursuant to clause (b) or (c) above by the 20th business day after the date such notice of resignation was given by the Collateral Agent, the Collateral Agent's resignation shall become effective and the Required Secured Creditors shall thereafter perform all the duties of the Collateral Agent hereunder until such time, if any, as the Required Secured Creditors appoint a successor Collateral Agent as provided above.

         1.10 STATEMENT AS TO DEFAULT. The Borrower or NAPA shall deliver to the Collateral Agent, as soon as possible and in any event within five days after the Borrower or NAPA becomes aware of the occurrence of any event of default under the Debentures or an event which, with notice or the lapse of time or both, would constitute an event of default, an officer's certificate setting forth the details of such event of default or default and the action which the Company proposes to take with respect thereto.


                                   ARTICLE II
                                  MISCELLANEOUS

         2.1 PAYMENT OF EXPENSES, ETC. The Borrower shall, whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel) in connection with the preparation, execution and delivery of this Agreement, any amendment, waiver or consent relating hereto and the administration or enforcement of this Agreement.

         2.2 NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a) if to NAPA or the Borrower, at:

                         Terremark Worldwide, Inc.
                         2601 Bayshore Drive
                         Miami, Florida  33133
                         Attention: Jose E. Gonzalez, Senior Vice President
                                    and General Counsel
                         Tel. No.:  (305) 856-3200
                         Fax No.:  (305) 856-8190



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                  (b) if to the Collateral Agent, at:

                         The Bank of New York Trust Company of Florida, N.A. 10161 Centurion Parkway
                         Jacksonville, Florida 32256
                         Attn: Sharon Atkinson
                         Tel. No.: (904) 645-1991
                         Fax No.: (904) 645-1997

                  (c) if to any Secured Creditor, at the address set forth opposite such Secured Creditor's signature on its respective Debenture;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. The Collateral Agent shall promptly send via Federal Express or other reputable overnight courier to (x) all Secured Creditors, any notices or other documents that the Borrower requests that the Collateral Agent send to the Secured Creditors and
(y) to the Borrower, any notices that it receives from the Secured Creditors.

         2.3 WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Borrower, NAPA and the Collateral Agent (with the written consent of the Required Secured Creditors).

         2.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon NAPA, the Borrower and their respective successors and assigns (although NAPA and Borrower may not assign their rights and obligations hereunder except with the consent of each Secured Creditor) and shall inure to the benefit of the Collateral Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by NAPA and the Borrower herein or in any certificate or other instrument delivered by NAPA and the Borrower or on their behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement regardless of any investigation made by the Secured Creditors or on their behalf.

         2.5 HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         2.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA.

         2.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which



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shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

         2.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         2.9 BENEFIT OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

                                   * * * * * *


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                          NAP OF THE AMERICAS, INC.


                                          By:
                                             ----------------------------------
                                                Name:
                                                Title:


                                          TERREMARK WORLDWIDE, INC.


                                          By:
                                             ----------------------------------
                                                Name:
                                                Title:


                                          THE BANK OF NEW YORK TRUST COMPANY OF
                                          FLORIDA, N.A.


                                          By:
                                             ----------------------------------
                                                Name:
                                                Title:










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